PARTNERED BRANDS - INVESTOR PRESENTATION OCTOBER 12, 2011 Exhibit 99.2

“Irons in the Fire” are Now Complete 1 Today’s announcement brings value creation opportunities within Partnered Brands to reality, yielding approximately $328M in total cash proceeds Total deal cash proceeds announced since our 2Q11 earnings call: Elizabeth Arden (August) $58M Mexx JV (September)* $85M Partnered Brands (October)** $328M Total Cash Proceeds $471M Represents significant recapitalization and strategic refocusing Anticipate renaming the Company within the next 12 months * Subject to working capital closing adjustments. ** Includes $20M advance for LCI to develop exclusive brands for J. C. Penney Company, Inc.

Transformational Partnered Brands Transactions 2 Brand Action Agree to early termination of license effective January 3, 2012 Agree to sell to J. C. Penney Company, Inc. Agree to sell to Kohl’s – transaction closed on October 11 Agree to sell to Bluestar Alliance (Domestic only)

J. C. Penney Company, Inc. Transaction Summary 3 Liz Claiborne Inc. (LCI) agrees to sell the Liz Claiborne family of brands and Monet brand to J. C. Penney Company, Inc. $268M of cash proceeds at closing (anticipate 4Q11) Includes global trademark rights for the Liz Claiborne, Claiborne, Liz, Liz & Co., Concepts by Claiborne, LC, Elisabeth, LizGolf, LizSport, Liz Claiborne New York (LCNY) and Lizwear brands; trademark rights in the U.S. and Puerto Rico for the Monet brand Liz Claiborne New York and Lizwear trademarks will be licensed back royalty-free to LCI … LCI will retain QVC royalty income stream as well as Lizwear wholesale revenues at club stores LCI will act as the exclusive wholesale supplier of jewelry to J. C. Penney Company, Inc. for the Liz Claiborne and Monet brands $20M advance for LCI to develop exclusive brands for J. C. Penney Company, Inc. by Spring 2014

Other Transaction Summaries 4 LCI completed sale of Dana Buchman trademarks to Kohl’s and agrees to sell Kensie / Mac & Jac trademarks to Bluestar Alliance Represents $40M of cash proceeds LCI will be the exclusive supplier of jewelry to Kohl’s for the Dana Buchman brand for two years The Company has also agreed to early termination of the DKNY® Jeans and DKNY® Active license with Donna Karan International License will terminate at year end 2011, one year ahead of the scheduled license maturity Expect a cash neutral impact, including liquidation of working capital at QVC* Wholesale Jewelry jcpenney Kohl’s at club stores* ex U.S. Partnered Brands: Overview of Changes 5 Trademarks Sold or Brands Exiting Remaining Partnered Brands * Liz Claiborne New York and Lizwear trademarks will be licensed back royalty-free to LCI. (Domestic only)

Strategic Implications 6 International-Based Direct Brands Europe & Canada De-Risk the Mexx Business Partnered Brands Transform / Monetize Partnered Brands Domestic-Based Direct Brands Build “Multi-Monobrand” Global Businesses Announced JV In Sept On Going Announcing Today

Business Update*

	July	August	September Estimated**
Lucky Brand JEANS	+10%	+13%	+24%
kate spade NEW YORK	+65%	+54%	+114%
Juicy Couture***	(8%)	(11%)	(5%)
MEXX Europe	+12%	+1%	+1%
MEXX Canada	+1%	(4%)	(1%)

* *Represents a blend of specialty and outlet stores. Includes comp store and e-commerce sales. Mexx Europe includes concessions.*
** *Results are preliminary and subject to month-end closing adjustments.*
*** *Until September 15, 2010, the JUICY COUTURE website was operated by a third party, and our sales to that third party were reflected as wholesale sales. JUICY COUTURE e-commerce comparable sales calculations for 2010 were based on the retail sales data provided by the third party operator.*

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Mexx Transaction Still On Track 8 Transition team of Gores, Mexx management and LCI working well together All activities are on track Gores remains very committed, with significant financial resources Deal has no financing contingency No material adverse change clause Expect to close in 4Q11

Financial Impact 9 Today’s Partnered Brands transactions amount to total proceeds of $328M, of which $308M are sale cash proceeds to LCI, representing an implied multiple of nearly 8x the associated forecasted adjusted EBITDA 2011 year-end net debt expected to be between $270-290M* $0 drawn ABL revolver at 12/31/11 Expect to have enough cash availability to ultimately settle the Eurobond in full Inclusive of $78M of convertible notes which can be settled in cash, stock or any combination thereof * Assumes Euro is converted at $1.35.

Financial Impact, (cont’d) 10 Revising 2011 and 2012 adjusted EBITDA guidance to reflect recent portfolio changes by eliminating profits and losses associated with the following businesses: Mexx Liz Claiborne/jcpenney apparel and handbags Monet** DKNY Jeans Kensie / Mac & Jac Dana Buchman apparel Curve and related fragrances Pro Forma Adjustments* Pro Forma Estimates* 2011 EBITDA: $80-90M 2012 EBITDA: $130-150M Post-closing of these transactions, LCI will be a simplified, more appropriately levered, retail-focused global growth company * This presentation of pro forma information is not intended to comply with Article 11 of SEC Regulation S-X. Certain of the operations indicated above may not meet the definition of “significant” as stipulated by Rule 1-02 (w) of SEC Regulation S-X. ** Results from decision to close unprofitable Monet International concessions, as discussed during the 2Q11 earnings conference call on July 28, 2011.

Pro Forma 2011 Adjusted EBITDA and Net Debt 11 Previous Guidance Pro Forma Guidance $100-120 $80-90 $25 ($46) Mexx JV $0-(9) Narrow DBDB Adjusted EBITDA Range 2011E Adjusted EBITDA Partnered Brands Monetization* Total Juicy and Lucky Wholesale Implied 3.3x Debt / Adjusted EBITDA Ratio** 2011 Net Debt (Debt Balance Less Cash on Hand) * Liz Claiborne / jcpenney apparel and handbags, Monet, DKNY Jeans, Kensie / Mac & Jac, Dana Buchman apparel and Curve and related fragrances. ** Excludes operating leases. ($ in Millions) ($ in Millions) $555 $742 $270-290 4Q10 2Q11 4Q11E

Pro Forma 2012 Adjusted EBITDA 12 2012E Adjusted EBITDA Previous Guidance Pro Forma Guidance $180-220 $130-150 $0-(10) ($50-60) Mexx JV Solidifies Breakeven Adjusted EBITDA for 2012 and Beyond $0 No Change to DBDB Adjusted EBITDA Expectation Partnered Brands Monetization* ($ in Millions) * Liz Claiborne / jcpenney apparel and handbags, Monet, DKNY Jeans, Kensie / Mac & Jac, Dana Buchman apparel and Curve and related fragrances.

13 Pro Forma 3Q11E and 4Q11E Adjusted EBITDA 3Q11 Estimated to be $20-25M, flat to slightly down vs. 3Q10 Shift in wholesale orders from 3Q to 4Q at Lucky Brand Jeans Juicy Couture negative direct-to-consumer comp and domestic retail and wholesale gross margin down Significant growth at kate spade 4Q11 Estimated to be $54-59M, significant adjusted EBITDA growth vs. 4Q10 Improved gross margin outlook supported by cleaner inventory levels Continued growth at Lucky Brand Jeans and kate spade

14 Closing Remarks Today is a big day for LCI...another critical turning point The Company is de-risking operationally and financially at a time when markets around the world are showing no patience for highly levered apparel companies At the close of these transactions, LCI will be a more appropriately levered, more capital efficient, dynamic, growth-oriented retail-based company: the culmination of years of work 3Q earnings call scheduled for November 9

Q&A 15

16 Presentation of Non-GAAP Financial Information The adjusted forward-looking targets exclude the impact of expenses incurred in connection with the Company’s streamlining initiatives and brand-exiting activities, non-cash impairment charges, gain on extinguishment of debt and non-cash write-offs of debt issuance costs. The Company believes that the adjusted results for such periods represent a more meaningful presentation of its historical operations and financial performance since these results provide period to period comparisons that are consistent and more easily understood. In this presentation, we present Adjusted EBITDA, which we define as income (loss) from continuing operations attributable to Liz Claiborne, Inc., adjusted to exclude income tax provision (benefit), gain on extinguishment of debt, interest expense, net, depreciation and amortization, the impact of expenses incurred in connection with the Company’s streamlining initiatives and brand-exiting activities, non-cash impairment charges, non-cash share-based compensation expense and unrealized foreign currency gains (losses), net. We present the above-described EBITDA measure because we consider it an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

17 Liz Claiborne, Inc. Forward-Looking Statement Statements contained herein that relate to the Company’s future performance, financial condition, liquidity or business or any future event or action are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “intend,” “anticipate,” “plan,” “estimate,” “target,” “forecast,” “project,” “expect,” “believe,” “we are optimistic that we can,” “current visibility indicates that we forecast” or “currently envisions” and similar phrases. Such statements are based on current expectations only, are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions. The Company may change its intentions, belief or expectations at any time and without notice, based upon any change in the Company’s assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some risks and uncertainties involve factors beyond the Company’s control. Among the risks and uncertainties are the following: our ability to continue to have the necessary liquidity, through cash flows from operations and availability under our amended and restated revolving credit facility, may be adversely impacted by a number of factors, including the level of our operating cash flows, our ability to maintain established levels of availability under, and to comply with the financial and other covenants included in, our amended and restated revolving credit facility and the borrowing base requirement in our amended and restated revolving credit facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible accounts receivable and inventory and the minimum availability covenant in our amended and restated revolving credit facility that requires us to maintain availability in excess of an agreed upon level; general economic conditions in the United States, Europe and other parts of the world including the impact of debt reduction efforts in the United States; levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; changes in the cost of raw materials, labor, advertising and transportation, which could impact prices of our products; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; our ability to successfully implement our long-term strategic plans; our ability to close the Mexx joint venture transaction pursuant to the applicable merger agreement, asset purchase agreement and related transaction documents; risks associated with the transition of the Mexx business to a joint venture in which we will hold a minority interest and the possible failure of such Mexx joint venture that may make our interest in such joint venture of little or no value and risks associated with the ability of the controlling JV partner to operate the Mexx business successfully which will impact the potential value of our minority interest; our ability to close the sales of the Liz Claiborne family of brands and the Monet, Dana Buchman and Kensie brands pursuant to the respective terms of the applicable transaction documents; costs associated with (i) the transition of the Liz Claiborne family of brands, Monet, Dana Buchman and Kensie brands from the Company to their respective acquirers and (ii) the early termination and transition of the DKNY® Jeans and DKNY® Active Licenses may negatively impact our business, financial condition, results of operations, cash flows and liquidity; our ability to sustain recent performance in connection with the re-launch of our Lucky Brand product offering and our ability to revitalize our Juicy Couture creative direction and product offering; our ability to anticipate and respond to constantly changing consumer demands and tastes and fashion trends, across multiple brands, product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees; our ability to effectively transition our distribution function to alternative third party solutions, and to realize the cost savings anticipated from the closure of our Ohio distribution facility; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; our ability to successfully develop or acquire new product lines or enter new markets or product categories, and risks related to such new lines, markets or categories; risks associated with the sale of assets to J.C. Penney described above and the licensing arrangement with QVC, Inc., including, without limitation, our ability to continue a good working relationship with these parties and possible changes or disputes in our other brand relationships or relationships with other retailers and existing licensees as a result; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our buying/sourcing agent agreements with Li & Fung Limited, which results in a single foreign buying/sourcing agent for a significant portion of our products; risks associated with our United States distribution services agreement with Li & Fung, which results in a single third party service provider for a significant portion of our United States distribution; a variety of legal, regulatory, political and economic risks, including risks related to the importation and exportation of product, tariffs and other trade barriers, to which our international operations are subject; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products, but political activity seeking to re-impose quota has been initiated or threatened; our exposure to foreign currency fluctuations; risks associated with material disruptions in our information technology systems; risks associated with privacy breaches; risks associated with our plans to substantially grow our business in Asia through Kate Spade’s joint venture with E-Land Fashion China Holdings, Limited and Kate Spade’s reacquisition of certain distribution rights in (i) the People’s Republic of China via such joint venture and (ii) certain Southeast Asian territories; limitation on our ability to utilize all or a portion of our US deferred tax assets if we experience an “ownership change”; and the outcome of current and future litigations and other proceedings in which we are involved; and such other factors as are set forth in the Company’s 2010 Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q for the quarters ending April 2, 2011 and July 2, 2011, each filed with the Securities and Exchange Commission, including in the section in each report entitled “Item 1A-Risk Factors”. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.